EXHIBIT 99.1
MOR-1	UNITED STATES BANKRUPTCY COURT
CASE NAME:	TXCO Resources, Inc.	PETITION DATE:	05/17/09
CASE NUMBER:	09-51807-RBK	DISTRICT OF TEXAS:	Western
PROPOSED PLAN DATE:	To Be Determined	DIVISION:	San Antonio

MONTHLY OPERATING REPORT SUMMARY FOR MONTH			July		YEAR	2009
MONTH	5/18/09 - 5/31/09	Jun-09	Jul-09	Aug-09	Sep-09	Oct-09
REVENUES (MOR-6)	2,034,216	4,318,042	4,121,724	4,442,504	-	-
INCOME BEFORE INT; DEPREC./TAX (MOR-6)	491,919	2,328,415	906,338	2,273,926	-	-
NET INCOME (LOSS) (MOR-6)	(2,673,142)	(42,394,974)	(5,275,433)	(4,582,222)	-	-
PAYMENTS TO INSIDERS (MOR-9)	30,068	170,286	208,040	128,928	-	-
PAYMENTS TO PROFESSIONALS (MOR-9)	-	200,000	761,357	661,424	-	-
TOTAL DISBURSEMENTS, net of intercompany (MOR-7)	2,969,736	6,004,009	9,507,809	5,574,087	-	-

***The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustee***

CIRCLE ONE
REQUIRED INSURANCE MAINTAINED						Are all accounts receivable being collected within terms?	Yes	No
AS OF SIGNATURE DATE						Are all post-petition liabilities, including taxes, being paid within terms?	Yes	No
					EXP. DATE	Have all tax returns and other required government filings been timely paid?	Yes	No
CASUALTY	YES	☒	NO	☐	11/01/09	Have any pre-petition liabilities been paid?	Yes	No
LIABILITY	YES	☒	NO	☐	11/01/09	If so, describe Various pre-petition accounts pursuant to orders approved by the court
VEHICLE	YES	☒	NO	☐	11/01/09	Are all funds received being deposited into Debtor in Possession bank accounts?	Yes	No
WORKER'S	YES	☒	NO	☐	11/01/09	Were any assets disposed of outside the normal course of business?	Yes	No
OTHER D&O	YES	☒	NO	☐	06/15/10	If so, describe
						Are all U.S. Trustee Quarterly Fee Payments current?	Yes	No
What is the status of your Plan of Reorganization? Debtor has not filed a plan

ATTORNEY NAME:	Deborah D. Williamson		I certify under penalty of perjury that the following complete
FIRM NAME:	Cox Smith Matthews Inc.	INITIALS _______	Monthly Operating Report (MOR), consisting of MOR-1 through
ADDRESS:	112 East Pecan Street		MOR-9 plus attachments, is true and correct.
	Suite 1800	DATE _______
CITY, STATE, ZIP:	San Antonio, TX 78205		SIGNED /s/ Richard A. Sartor TITLE: Controller
TELEPHONE/FAX:	(210) 554-5500/(210) 226-8395	UST USE ONLY	(ORIGINAL SIGNATURE)
	Richard A. Sartor	DATE Revised:
MOR-1	(PRINT NAME OF SIGNATORY)	9/30/2009

EXHIBIT 99.1

CASE NAME:	TXCO Resources, Inc.
CASE NUMBER:	09-51807-RBK

COMPARATIVE BALANCE SHEETS
ASSETS	FILING DATE*	AS OF	AS OF	AS OF	AS OF	AS OF	AS OF
	05/17/09	05/31/09	06/30/09	07/31/09	08/31/09	09/30/09	10/31/09
CURRENT ASSETS
Cash	1,040,168	3,533,033	6,566,244	7,314,563	6,365,796
Accounts Receivable, Net	19,637,217	19,110,572	18,362,178	16,407,102	17,060,636
Accounts Receivable, Intercompany	-	-	-	-	-
Inventory: Lower of Cost or Market	-	-	-	-	-
Prepaid Expenses	2,994,921	3,924,951	7,967,127	9,086,819	8,633,516
Other	-	-	-	-	-
TOTAL CURRENT ASSETS	23,672,306	26,568,556	32,895,549	32,808,483	32,059,948	-	-
Investments in Subsidiaries	-	-	-	-	-
NET BOOK VALUE OF PP & E	406,246,694	401,334,473	361,391,937	360,896,959	358,382,538
OTHER ASSETS
1. Deferred tax asset	107,362	214,725	0	107,363	0
2. Accrued derivative assets-long term	-	-	-	-	-
3. Deferred Financing Fees & Other assets	3,769,818	3,745,802	3,645,205	3,546,893	3,442,984
TOTAL ASSETS	433,796,179	431,863,556	397,932,690	397,359,698	393,885,471	-	-

Note: See attached Exhibit 2E for additional information
MOR-2	* Per SOFA and Schedules, assets reported on Filing Date stated as of 4/30/09.	Revised: 9/30/2009

CASE NAME:	TXCO Resources, Inc.
CASE NUMBER:	09-51807-RBK

COMPARATIVE BALANCE SHEETS
	TXCO Resources Inc.	TXCO Energy Corp.	PPL Operating Inc.	Maverick Dimmitt Pipeline	Maverick Gas Marketing	Eagle Pass Well Service Inc.	TXCO Drilling Inc.	Charro Energy	Texas Tar Sands	Output Acquisition Corp.	OPEX Energy LLC	Eliminations & Reclass**	Per Financials
ASSETS	8/31/2009	8/31/2009	8/31/2009	8/31/2009	8/31/2009	8/31/2009	8/31/2009	8/31/2009	8/31/2009	8/31/2009	8/31/2009	8/31/2009	8/31/2009
CURRENT ASSETS
Cash	4,714,525	-	175	0	(1)	18,123	2,219	321	-	782,687	847,746	-	6,365,796
Accounts Receivable, Net	9,775,201	3,304,565	2,830	-	-	306,166	4,709,128	2,070,438	-	583,691	859,975	(4,551,357)	17,060,636
Accounts Receivable, Intercompany	156,054,069	(121,294,875)	2,743,438	6,056,176	(2,841,352)	(203,722)	84,782	(19,148,583)	-	1,747,332	(21,783,045)	(1,414,218)	-
Inventory: Lower of Cost or Market	-	-	-	-	-	-	-	-	-	-	-	-	-
Prepaid Expenses	8,286,169	280,340	-	-	-	7,593	8,879	-	-	9,935	40,601	-	8,633,516
Other	-	-	-	-	-	-	-	-	-	-	-	-	-
TOTAL CURRENT ASSETS	178,829,963	(117,709,970)	2,746,443	6,056,176	(2,841,353)	128,160	4,805,008	(17,077,823)	-	3,123,645	(20,034,725)	(5,965,575)	32,059,948
Investments in Subsidiaries	108,794,491	-	61,593	-	-	-	-	-	-	78,815,188	-	(187,671,272)	-
NET BOOK VALUE OF PP & E	70,945,970	144,419,564	-	-	-	26,562	7,575,497	1,923,872	-	13,220,126	124,509,782	(4,238,834)	358,382,538
OTHER ASSETS
1. Deferred tax asset	6,642,216	-	-	-	-	-	-	-	-	-	-	(6,642,216)	0
2. Accrued derivative assets-long term	-	-	-	-	-	-	-	-	-	-	-	-	-
3. Deferred Financing Fees & Other assets	3,438,501	-	-	-	-	-	-	881	-	2,325	1,277	-	3,442,984
TOTAL ASSETS	368,651,141	26,709,594	2,808,036	6,056,176	(2,841,353)	154,722	12,380,505	(15,153,070)	-	95,161,284	104,476,334	(204,517,897)	393,885,471

MOR-2E
**A. Elimination Entries - Through the consolidation process, related party or intercompany transactions are eliminated or offset to allow for the combination (consolidation) of a group of related entities.
Revised: 9/30/2009

**B. Reclass Entries - Allows for the repositioning of specific transactions within the financial statement.  Because of the events of default, the preferred stock, usually an Equity item is required to be presented as Debt in the Liabilities section of the balance sheet.

EXHIBIT 99.1
CASE NAME:	TXCO Resources, Inc.
CASE NUMBER:	09-51807-RBK

COMPARATIVE BALANCE SHEETS
LIABILITIES & OWNER'S	FILING DATE*	AS OF	AS OF	AS OF	AS OF	AS OF	AS OF
EQUITY	05/17/09	05/31/09	06/30/09	07/31/09	08/31/09	09/30/09	10/31/09
LIABILITIES
POST-PETITION LIABILITIES(MOR-4)	-	5,769,855	14,195,942	19,867,171	20,750,226	-	-
PRE-PETITION LIABILITIES
Secured Debt	165,649,793	150,414,315	150,414,315	150,414,315	150,414,315
Priority Debt - Ad Valorem Taxes	744,937	744,937	744,937	744,937	744,937
UNSECURED DEBT
Trade Payables	63,511,268	63,924,744	65,367,664	64,835,126	66,330,669
Redeemable preferred stock	94,486,129	94,487,908	94,487,908	94,487,908	94,487,908
Accrued Preferred Stock Interest Payable	-	4,126,057	3,627,407	3,627,407	3,627,407
Other Payables & Accrued Liabilities	-	5,488,875	2,766,462	2,790,804	1,628,125
Undistributed revenue	-	555,147	1,188,489	10	-
Installment Obligations	-	191,586	143,690	95,793	47,897
Asset retirement obligation	-	9,889,399	11,180,699	12,016,699	12,016,699
Other Non-GAAP Claims (Litigation)	6,070,723	-	-	-	-
TOTAL PRE-PETITION LIABILITIES	330,462,851	329,822,969	329,921,571	329,012,999	329,297,956	-	-
TOTAL LIABILITIES	330,462,851	335,592,824	344,117,513	348,880,170	350,048,183	-	-
OWNER'S EQUITY (DEFICIT)
COMMON STOCK	388,852	387,757	387,757	387,757	387,752
ADDITIONAL PAID-IN CAPITAL	150,796,131	150,490,554	150,638,383	150,786,576	150,934,972
RETAINED EARNINGS: Filing Date	(50,424,832)	(50,424,832)	(50,424,832)	(50,424,832)	(50,424,832)
RETAINED EARNINGS: Post Filing Date	-	(6,535,817)	(48,930,791)	(54,206,224)	(58,788,446)
LESS CHANGE IN FV OF DERIVATIVES	3,663,730	3,455,320	3,246,911	3,038,501	2,830,092
LESS TREASURY STOCK, AT COST	(1,090,552)	(1,102,249)	(1,102,249)	(1,102,249)	(1,102,249)
TOTAL OWNER'S EQUITY (NET WORTH)	103,333,328	96,270,732	53,815,178	48,479,529	43,837,288	-	-
TOTAL LIABILITIES & OWNERS EQUITY	433,796,179	431,863,556	397,932,690	397,359,698	393,885,471	-	-

Note: See attached Exhibit 3E for additional information.
MOR-3	* Per SOFA and Schedules, Liabilities stated as of Filing Date. Pre-Petition liabilities include non-GAAP items such as contingent, unliquidated & disputed claims.
	Retained Earnings includes Non-GAAP adjustment to balance.	Revised: 9/30/2009

CASE NAME:	TXCO Resources, Inc.
CASE NUMBER:	09-51807-RBK

COMPARATIVE BALANCE SHEETS
LIABILITIES & OWNER'S	TXCO Resources Inc.	TXCO Energy Corp.	PPL Operating Inc.	Maverick Dimmitt Pipeline	Maverick Gas Marketing	Eagle Pass Well Service Inc.	TXCO Drilling Inc.	Charro Energy	Texas Tar Sands	Output Acquisition Corp.	OPEX Energy LLC	Eliminations & Reclass**	Per Financials
EQUITY	08/31/09	08/31/09	08/31/09	08/31/09	08/31/09	08/31/09	08/31/09	08/31/09	08/31/09	08/31/09	08/31/09	08/31/09	08/31/09
LIABILITIES
POST-PETITION LIABILITIES(MOR-4)	17,591,894	12,063	-	-	-	126	3,174	6,825		(94,398)	(799,647)	4,030,189	20,750,226
PRE-PETITION LIABILITIES
Secured Debt	150,000,000	-	-	-	-	-	414,315	-	-	-	-	-	150,414,315
Priority Debt - Ad Valorem Taxes	455,992	-	-	-	-	661	-	610	-	1,692	285,982	-	744,937
UNSECURED DEBT
Trade Payables	61,496,482	-	63,414	196,838	853,662	227,479	403,888	7,238,527	-	591,055	1,381,668	(6,122,344)	66,330,669
Redeemable preferred stock	27,579,577	-	-	-	-	-	-	-	-	-	-	66,908,331	94,487,908
Accrued Preferred Stock Interest Payable	7,024,462	-	-	-	-	-	-	-	-	-	-	(3,397,055)	3,627,407
Other Payables & Accrued Liabilities	2,222,016	4,478,201	-	34,296	-	-	3,819	4,212	-	236,211	452,436	(5,803,066)	1,628,125
Undistributed revenue	(869,495)	-	-	-	-	-	-	-	-	215,006	654,489	-	-
Installment Obligations	47,897	-	-	-	-	-	-	-	-	-	-	-	47,897
Deferred Income Taxes	-	-	-	-	-	-	-	-	-	-	6,642,216	(6,642,216)	-
Asset retirement obligation	9,740,047	-	-	-	-	-	-	-	-	595,932	1,680,720	-	12,016,699
Other Non-GAAP Claims (Litigation)	-	-	-	-	-	-	-	-	-	-	-	-	-
TOTAL PRE-PETITION LIABILITIES	257,696,977	4,478,201	63,414	231,135	853,662	228,140	822,023	7,243,348	-	1,639,896	11,097,511	44,943,650	329,297,956
TOTAL LIABILITIES	275,288,872	4,490,264	63,414	231,135	853,662	228,266	825,197	7,250,173	-	1,545,498	10,297,864	48,973,839	350,048,183
OWNER'S EQUITY (DEFICIT)
COMMON STOCK	387,752	-	100	-	-	1,000	-	-	-	-	-	(1,100)	387,752
ADDITIONAL PAID-IN CAPITAL	209,729,546	-	2,774,087	6,648,810	(2,713,489)	386,337	7,285,951	-	-	102,587,045	78,815,177	(254,578,492)	150,934,972
RETAINED EARNINGS: Filing Date	(181,454,042)	(76,121,725)	(100,358)	5,809,560	(251,816)	(181,676)	4,630,930	(22,002,246)	-	(157,797,552)	(126,231,591)	503,275,686	(50,424,832)
RETAINED EARNINGS: Post Filing Date	62,971,171	98,341,054	70,793	(6,633,329)	(729,710)	(279,206)	(361,573)	(400,997)	-	148,826,293	141,594,885	(502,187,830)	(58,788,446)
LESS CHANGE IN FV OF DERIVATIVES	2,830,092	-	-	-	-	-	-	-	-	-	-	-	2,830,092
LESS TREASURY STOCK, AT COST	(1,102,249)	-	-	-	-	-	-	-	-	-	-	-	(1,102,249)
TOTAL OWNER'S EQUITY (NET WORTH)	93,362,269	22,219,330	2,744,622	5,825,041	(3,695,015)	(73,544)	11,555,308	(22,403,243)	-	93,615,786	94,178,471	(253,491,736)	43,837,288
TOTAL LIABILITIES & OWNERS EQUITY	368,651,141	26,709,594	2,808,036	6,056,176	(2,841,353)	154,722	12,380,505	(15,153,070)	-	95,161,284	104,476,334	(204,517,897)	393,885,471

MOR-3E
**A. Elimination Entries - Through the consolidation process, related party or intercompany transactions are eliminated or offset to allow for the combination (consolidation) of a group of related entities.

**B. Reclass Entries - Allows for the repositioning of specific transactions within the financial statement.  Because of the events of default, the preferred stock, usually an Equity item is required to be presented as Debt in the Liabilities section of the balance sheet.
Revised: 9/30/2009

EXHIBIT 99.1

CASE NAME:	TXCO Resources Inc.
CASE NUMBER:	09-51807-RBK

SCHEDULE OF POST-PETITION LIABILITIES
	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH
	05/17/09	05/31/09	06/30/09	07/31/09	08/31/09	09/30/09	10/31/09
TRADE ACCOUNTS PAYABLE	-	1,510,254	4,811,147	3,503,397	3,667,247
TAX PAYABLE
Payroll taxes payable	-	-	7,370	11,720	11,803
Accrued income taxes payable	-	-	-	-	-
Ad Valorem Taxes	-	-	-	-	-
Other taxes payable	-	8,642	57,759	13,012	30,950
TOTAL TAXES PAYABLE	-	8,642	65,129	24,733	42,753	-	-
SECURED DEBT POST-PETITION	-	2,000,000	7,300,000	13,100,000	13,800,000
ACCRUED INTEREST PAYABLE	-	391,298	670,346	340,078	375,447
ACCRUED PROFESSIONAL FEES*
1. COURT APPROVED PROFESSIONALS	-	-	395,243	533,038	636,901
2. DUE COURSE PROFESSIONALS	-	-	556	5,921	12,413
OTHER ACCRUED LIABILITIES
1. UNDISTRIBUTED REVENUE	-	1,859,662	953,521	2,360,004	2,215,464
2. ASSET RETIREMENT OBLIGATION	-	-	-	-	-
3. INSTALLMENT OBLIGATIONS	-	-	-	-	-
TOTAL POST-PETITION LIABILITIES (MOR-3)	-	5,769,855	14,195,942	19,867,171	20,750,226	-	-

Note: See Exhibit 4E for additional information.
MOR-4	*Payment requires Court Approval	Revised: 9/30/2009

CASE NAME:	TXCO Resources Inc.
CASE NUMBER:	09-51807-RBK

SCHEDULE OF POST-PETITION LIABILITIES
	TXCO Resources Inc.	TXCO Energy Corp.	PPL Operating Inc.	Maverick Dimmitt Pipeline	Maverick Gas Marketing	Eagle Pass Well Service Inc.	TXCO Drilling Inc.	Charro Energy	Texas Tar Sands	Output Acquisition Corp.	OPEX Energy LLC	Eliminations & Reclass	Per Financials
	08/31/09	08/31/09	08/31/09	08/31/09	08/31/09	08/31/09	08/31/09	08/31/09	08/31/09	08/31/09	08/31/09	08/31/09	08/31/09
ACCT PAYABLE - TRADE - POST PETITION	(276,793)	-	-	-	-	-	3,174	1,030	-	(111,719)	(810,079)	4,030,189	2,835,801
ACCR COMMIT FEE PYBLE-DIP LOAN	640,000	-	-	-	-	-	-	-	-	-	-	-	640,000
PAYROLL PAYABLE	169,463	-	-	-	-	-	-	5,596	-	16,386	-	-	191,446
TRADE ACCOUNTS PAYABLE	532,670	-	-	-	-	-	3,174	6,626	-	(95,333)	(810,079)	4,030,189	3,667,247
TAX PAYABLE
Payroll taxes payable	10,322	-	-	-	-	-	-	199	-	1,282	-	-	11,803
Accrued income taxes payable	-	-	-	-	-	-	-	-	-	-	-	-	-
Ad Valorem Taxes	-	-	-	-	-	-	-	-	-	-	-	-	-
Other taxes payable	8,677	12,063	-	-	-	126	-	-	-	(348)	10,432	-	30,950
TOTAL TAXES PAYABLE	18,999	12,063	-	-	-	126	-	199	-	934	10,432	-	42,753
SECURED DEBT POST-PETITION	13,800,000	-	-	-	-	-	-	-	-	-	-	-	13,800,000
ACCRUED INTEREST PAYABLE
1. DIP LOAN	120,653	-	-	-	-	-	-	-	-	-	-	-	120,653
2. BMO	254,795	-	-	-	-	-	-	-	-	-	-	-	254,795
3. WESTERN NATIONAL BANK	-	-	-	-	-	-	-	-	-	-	-	-	-
ACCRUED PROFESSIONAL FEES*
1. COURT APPROVED PROFESSIONALS	636,901	-	-	-	-	-	-	-	-	-	-	-	636,901
2. DUE COURSE PROFESSIONALS	12,413	-	-	-	-	-	-	-	-	-	-	-	12,413
OTHER ACCRUED LIABILITIES
1. UNDISTRIBUTED REVENUE	2,215,464	-	-	-	-	-	-	-	-	-	-	-	2,215,464
2. ASSET RETIREMENT OBLIGATION	-	-	-	-	-	-	-	-	-	-	-	-	-
3. INSTALLMENT OBLIGATIONS	-	-	-	-	-	-	-	-	-	-	-	-	-
TOTAL POST-PETITION LIABILITIES (MOR-3)	17,591,894	12,063	-	-	-	126	3,174	6,825	-	(94,398)	(799,647)	4,030,189	20,750,226

*Payment requires Court Approval
MOR-4E		Revised: 9/30/2009

EXHIBIT 99.1

CASE NAME:	TXCO Resources Inc.
CASE NUMBER:	09-51807-RBK

	AGING OF POST-PETITION LIABILITIES
	MONTH 07/31/09

DAYS	TOTAL	TRADE ACCOUNTS	TAXES PAYABLE	SECURED DEBT	ACCRUED INTEREST PAYABLE	OTHER LIABILITIES
Current	18,255,390	1,892,369	23,990	13,100,000	340,078	2,898,953
0-29 Days	1,523,406	1,522,663	743
30-59 Days	85,537	85,537
60-89 Days	2,838	2,838
90+ Days	-
TOTAL	19,867,171	3,503,407	24,733	13,100,000	340,078	2,898,953

	AGING OF POST-PETITION LIABILITIES
	MONTH 08/31/09

DAYS	TOTAL	TRADE ACCOUNTS	TAXES PAYABLE	SECURED DEBT	ACCRUED INTEREST PAYABLE	OTHER LIABILITIES
Current	19,654,202	2,571,223	42,753	13,800,000	375,447	2,864,778
0-29 Days	304,421	304,421
30-59 Days	740,097	740,097
60-89 Days	51,506	51,506
90+ Days	-
TOTAL	20,750,226	3,667,247	42,753	13,800,000	375,447	2,864,778

	AGING OF ACCOUNTS RECEIVABLE

DAYS	AGED AS OF 05/31/09	AGED AS OF 06/30/09	AGED AS OF 07/31/09	AGED AS OF 08/31/09	AGED AS OF 09/30/09	AGED AS OF 10/31/09
Current	9,141,652	5,434,640	4,596,248	5,248,645
0-29 Days	2,056,043	3,129,411	(21,561)	244,164
30-59 Days	80,148	1,981,704	3,119,268	(1,885)
60-89 Days	2,877,548	84,395	1,969,473	3,041,585
90+ Days	4,955,181	7,732,028	6,743,674	8,528,127
TOTAL	19,110,572	18,362,178	16,407,102	17,060,636	-	-

MOR-5	Revised: 9/30/2009

EXHIBIT 99.1

CASE NAME:	TXCO Resources Inc.	Petition Date	5/17/2009
CASE NUMBER:	09-51807-RBK	1st Month End	5/31/2009
14

STATEMENT OF INCOME (LOSS)
	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	FILING TO
	5/18/09 - 5/31/09	Jun-09	Jul-09	Aug-09	Sep-09	Oct-09	DATE
REVENUES (MOR-1)	2,034,216	4,318,042	4,121,724	4,442,504			14,916,486
TOTAL COST OF REVENUES	-	-	-	-			-
GROSS PROFIT	2,034,216	4,318,042	4,121,724	4,442,504	-	-	14,916,486
OPERATING EXPENSES:
LEASE OPERATIONS	561,460	1,235,682	1,563,682	1,256,610			4,617,433
DRILLING OPERATIONS	52,841	43,100	9,410	23,716			129,066
PRODUCTION TAXES	94,301	165,436	109,771	196,504			566,012
EXPLORATION EXPENSES	472,109	63,268	630,028	160,258			1,325,663
DRY HOLE COSTS	-	-	-	-			-
GAS GATHERING OPERATIONS	1,279	2,294	10,774	-			14,347
GENERAL AND ADMINISTRATIVE	360,307	479,846	891,722	531,490			2,263,365
TOTAL OPERATING EXPENSES	1,542,297	1,989,627	3,215,386	2,168,578	-	-	8,915,887
INCOME BEFORE INT, DEPR/TAX (MOR-1)	491,919	2,328,415	906,338	2,273,926	-	-	6,000,599
DEPRECIATION, DEPLETION AND AMORTIZATION	(1,730,799)	(6,859,405)	(3,820,455)	(3,950,928)			(16,361,587)
IMPAIRMENT EXPENSE	(152,299)	(36,347,571)	(234,680)	(314,261)			(37,048,811)
STOCK COMPENSATION EXPENSE	138,497	(147,829)	(148,193)	(148,391)			(305,917)
INTEREST INCOME	-	-	-	-			-
INTEREST EXPENSE	(1,006,749)	628,136	(1,013,062)	(601,154)			(1,992,830)
DERIVATIVE SETTLEMENTS LOSS	-	-	-	-			-
DERIVATIVE MARK TO MARKET GAIN/(LOSS)	-	-	-	-			-
GAIN/LOSS ON SALE OF ASSETS	28,949	-	(6,028)	(81,278)			(58,357)
TOTAL INT, DEPR & OTHER ITEMS	(2,722,402)	(42,726,669)	(5,222,419)	(5,096,012)	-	-	(55,767,502)
NET INCOME BEFORE TAXES & REORGANIZATION ITEMS	(2,230,483)	(40,398,254)	(4,316,081)	(2,822,086)	-	-	(49,766,903)
INTEREST EARNED ON CASH FROM CHAPTER 11	467	373	361	373			1,573
PROFESSIONAL FEES	(414,223)	(1,077,226)	(439,234)	(911,406)			(2,842,089)
LOAN FEE AMORTIZATION	(28,903)	(597,780)	(520,479)	(634,378)			(1,781,540)
REORGANIZATION ITEMS	(442,660)	(1,674,633)	(959,353)	(1,545,411)	-	-	(4,622,056)
NET INCOME BEFORE TAXES	(2,673,142)	(42,072,887)	(5,275,433)	(4,367,497)	-	-	(54,388,959)
FEDERAL INCOME TAXES	-	(322,087)	-	(214,725)			(536,812)
NET INCOME (LOSS) (MOR-1)	(2,673,142)	(42,394,974)	(5,275,433)	(4,582,222)	-	-	(54,925,771)

*See Exhibit 6D for additional information.

MOR-6		Revised: 9/30/2009

EXHIBIT 99.1

CASE NAME:	TXCO Resources Inc.
CASE NUMBER:	09-51807-RBK

STATEMENT OF INCOME (LOSS)
	TXCO Resources Inc.	TXCO Energy Corp.	PPL Operating Inc.	Maverick Dimmitt Pipeline	Maverick Gas Marketing	Eagle Pass Well Service Inc.	TXCO Drilling Inc.	Charro Energy	Texas Tar Sands	Output Acquisition Corp.	OPEX Energy LLC	Total Before Elim	Eliminations & Reclass	Per Financials
	August-09	August-09	August-09	August-09	August-09	August-09	August-09	August-09	August-09	August-09	August-09	August-09	August-09	August-09
REVENUES (MOR-1)	531,966	2,971,422	-	-	(0)	8,083	-	-	-	320,192	618,924	4,450,586	(8,083)	4,442,504
TOTAL COST OF REVENUES	-	-	-	-	-	-	-	-	-	-	-	-	-	-
GROSS PROFIT	531,966	2,971,422	-	-	(0)	8,083	-	-	-	320,192	618,924	4,450,586	(8,083)	4,442,504
OPERATING EXPENSES:
LEASE OPERATIONS	(5,710)	910,844	-	-	-	-	-	7,979	-	18,899	324,598	1,256,610	-	1,256,610
DRILLING OPERATIONS	234	1,656	-	-	-	26,154	7,176	-	-	-	-	35,220	(11,504)	23,716
PRODUCTION TAXES	-	141,295	-	-	-	-	-	-	-	22,021	33,187	196,504	-	196,504
EXPLORATION EXPENSES	3,686	139,959	-	-	-	-	-	-	-	2,200	14,413	160,258	-	160,258
DRY HOLE COSTS	-	-	-	-	-	-	-	-	-	-	-	-	-	-
GAS GATHERING OPERATIONS	-	-	-	-	-	-	-	-	-	-	-	-	-	-
GENERAL AND ADMINISTRATIVE	457,930	(151)	-	0	-	48	2,945	1,105	-	83,989	(14,377)	531,490	-	531,490
TOTAL OPERATING EXPENSES	456,140	1,193,603	-	0	-	26,202	10,122	9,085	-	127,109	357,822	2,180,082	(11,504)	2,168,578
INCOME BEFORE INT, DEPR/TAX (MOR-1)	75,826	1,777,819	-	(0)	(0)	(18,120)	(10,122)	(9,085)	-	193,083	261,103	2,270,504	3,422	2,273,926
DEPRECIATION, DEPLETION AND AMORTIZATION	(88,271)	(3,210,349)	-	-	-	(2,459)	(77,892)	(19)	-	(199,836)	(403,663)	(3,982,488)	31,560	(3,950,928)
IMPAIRMENT EXPENSE	(89,771)	(148,909)	-	-	-	-	-	(75,581)	-	-	-	(314,261)	-	(314,261)
STOCK COMPENSATION EXPENSE	(148,391)	-	-	-	-	-	-	-	-	-	-	(148,391)	-	(148,391)
INTEREST INCOME	-	-	-	-	-	-	-	-	-	-	-	-	-	-
INTEREST EXPENSE	(2,140,577)	-	-	-	-	-	(1,759)	-	-	-	-	(2,142,337)	1,541,182	(601,154)
DERIVATIVE SETTLEMENTS LOSS	-	-	-	-	-	-	-	-	-	-	-	-	-	-
DERIVATIVE MARK TO MARKET GAIN/(LOSS)	-	-	-	-	-	-	-	-	-	-	-	-	-	-
GAIN/LOSS ON SALE OF ASSETS	-	-	-	(81,278)	-	-	-	-	-	-	-	(81,278)	-	(81,278)
TOTAL INT, DEPR & OTHER ITEMS	(2,467,010)	(3,359,258)	-	(81,278)	-	(2,459)	(79,651)	(75,599)	-	(199,836)	(403,663)	(6,668,755)	1,572,742	(5,096,012)
NET INCOME BEFORE TAXES & REORGANIZATION ITEMS	(2,391,184)	(1,581,439)	-	(81,278)	(0)	(20,579)	(89,773)	(84,684)	-	(6,753)	(142,560)	(4,398,250)	1,576,164	(2,822,086)
INTEREST EARNED ON CASH FROM CHAPTER 11	373	-	-	-	-	-	-	-	-	-	-	373	-	373
PROFESSIONAL FEES	(909,637)	181	-	-	-	-	-	-	-	(650)	(1,300)	(911,406)	-	(911,406)
LOAN FEE AMORTIZATION	(634,378)	-	-	-	-	-	-	-	-	-	-	(634,378)	-	(634,378)
REORGANIZATION ITEMS	(1,543,642)	181	-	-	-	-	-	-	-	(650)	(1,300)	(1,545,411)	-	(1,545,411)
NET INCOME BEFORE TAXES	(3,934,826)	(1,581,258)	-	(81,278)	(0)	(20,579)	(89,773)	(84,684)	-	(7,403)	(143,860)	(5,943,661)	1,576,164	(4,367,497)
FEDERAL INCOME TAXES	(214,725)	-	-	-	-	-	-	-	-	-	-	(214,725)	-	(214,725)
NET INCOME (LOSS) (MOR-1)	(4,149,551)	(1,581,258)	-	(81,278)	(0)	(20,579)	(89,773)	(84,684)	-	(7,403)	(143,860)	(6,158,386)	1,576,164	(4,582,222)

MOR-6D	Revised: 9/30/2009

EXHIBIT 99.1

CASE NAME:	TXCO Resources Inc.
CASE NUMBER:	09-51807-RBK

CASH RECEIPTS AND	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	FILING TO
DISBURSEMENTS							DATE
1. CASH-BEGINNING OF MONTH	SEE ATTACHED EXHIBIT: MOR 7D - August 2009
RECEIPTS:
2. CASH SALES
3. COLLECTION OF ACCOUNTS RECEIVABLE
4. LOANS & ADVANCES (attach list)
5. SALE OF ASSETS
6. OTHER (attach list)
TOTAL RECEIPTS**
(Withdrawal) Contribution by Individual Debtor MFR-2*
DISBURSEMENTS:
7. NET PAYROLL
8. PAYROLL TAXES PAID
9. SALES, USE & OTHER TAXES PAID
10. SECURED/RENTAL/LEASES
11. UTILITIES & TELEPHONE
12. INSURANCE
13. INVENTORY PURCHASES
14. VEHICLE EXPENSES
15. TRAVEL & ENTERTAINMENT
16. REPAIRS, MAINTENANCE & SUPPLIES
17. ADMINISTRATIVE & SELLING
18. ADEQUATE PROTECTION PAYMENT(S)
19. OTHER (attach list)
TOTAL DISBURSEMENTS FROM OPERATIONS
19. PROFESSIONAL FEES
20. U.S. TRUSTEE FEES
21. OTHER REORGANIZATION EXPENSES (attach list)
TOTAL DISBURSEMENTS**
22. NET CASH FLOW
23. CASH - END OF MONTH (MOR-2)

* Applies to Individual debtors only
MOR-7	**Numbers for the current month should balance (match)
RECEIPTS and CHECKS/OTHER DISBURSEMENTS lines on MOR-8

Case Name: TXCO Resources Inc.
Case Number: 09-51807-RBK

CASH RECEIPTS AND DISBURSEMENTS

Month of	TXCO Resources Inc.	TXCO Energy Corp.	PPL Operating Inc.	Maverick Dimmitt Pipeline	Maverick Gas Marketing	Eagle Pass Well Service Inc.	TXCO Drilling Inc.	Charro Energy	Texas Tar Sands	Output Acquisition Corp.	OPEX Energy LLC	Consolidated
August-09	TOTAL	TOTAL	TOTAL	Guaranty Operating	Guaranty Operating	TOTAL	TOTAL	TOTAL	TOTAL	TOTAL	TOTAL	TOTAL
Beginning Cash Balance Available for Disbursements	$5,824,620.97	$-	$175.00	$-	$-	$20,983.53	$2,842.68	$2,549.08	$-	$722,951.24	$740,285.82	$7,314,408.32

Receipts	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Oil and Gas Receipts	$3,202,984.62	$-	$-	$-	$-	$-	$-	$-	$-	$168,764.80	$292,071.13	$3,663,820.55
Accts Receivable - Joint Interest Billings	$50,954.97	$-	$-	$-	$-	$-	$-	$-	$-	$100,408.17	$109,784.62	$261,147.76
Miscellaneous Inflows	$372.63	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$372.63
Intercompany Transfers - In	$4,018,359.36	$-	$-	$-	$-	$-	$-	$20,000.00	$-	$152,000.00	$299,000.00	$4,489,359.36
Loan Advances	$700,000.00	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$700,000.00
Other Cash Receipts	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Other Cash Receipts	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Other Cash Receipts	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Net Receipts	$7,972,671.58	$-	$-	$-	$-	$-	$-	$20,000.00	$-	$421,172.97	$700,855.75	$9,114,700.30

Total Cash Available for Disbursements	$13,797,292.55	$-	$175.00	$-	$-	$20,983.53	$2,842.68	$22,549.08	$-	$1,144,124.21	$1,441,141.57	$16,429,108.62

Intercompany Transfers - Out	$4,038,359.36	$-	$-	$-	$-	$-	$-	$-	$-	$152,000.00	$299,000.00	$4,489,359.36

Disbursements	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Operating Expenses	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Payroll and Benefits, Total Company	$335,671.06	$-	$-	$-	$-	$-	$-	$11,192.66	$-	$20,256.96	$-	$367,120.68
Office Rent - Houston and San Antonio	$50,539.08	$-	$-	$-	$-	$-	$-	$-	$-	$15,565.92	$-	$66,105.00
Insurance	$51,987.57	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$51,987.57
Financial and Legal Expenses - Recurring	$3,698.87	$-	$-	$-	$-	$-	$465.00	$-	$-	$-	$-	$4,163.87
Cage Ranch Attorney Fees	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Board of Director Expenses	$6,000.00	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$6,000.00
Severance Taxes	$33,069.96	$-	$-	$-	$-	$428.95	$-	$-	$-	$-	$-	$33,498.91
Travel and Other Misc. Operating Expenses	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Miscellaneous Restructuring Expenses	$12,675.00	$-	$-	$-	$-	$-	$-	$-	$-	$650.00	$1,300.00	$14,625.00
Unreserved Revenue Disbursement	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Other Operating Expenses	$142,418.35	$-	$-	$-	$-	$88.81	$158.64	$1,075.03	$-	$36,576.99	$18,070.24	$198,388.06
Total Operating Expenses	$636,060	$-	$-	$-	$-	$518	$624	$12,268	$-	$73,050	$19,370	$741,889

Revenue Distributions	$928,317	$-	$-	$-	$-	$-	$-	$-	$-	$50,582	$114,146	$1,093,046

Restructuring Expenses	$417,650.67	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$417,650.67

Committee Professional Fees	$269,168.61	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$269,168.61

Lease Operating Expenses	$460,238.52	$-	$-	$-	$-	$2,342.77	$-	$9,960.00	$-	$88,795.61	$160,879.12	$722,216.02

Capex - Drilling	$1,523,521.32	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$1,523,521.32

Capex - Lease Payments & Seismic	$122,743.33	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$122,743.33

Capex - Existing Wells (Operated and Non Operated)	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-

Cash Available For Debt Service	$5,401,233.41	$-	$175.00	$-	$-	$18,123.00	$2,219.04	$321.39	$-	$779,696.94	$847,745.84	$7,049,514.62

Total Debt	$681,773.18	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$681,773.18

Cash Available After Debt Service	$4,719,460.23	$-	$175.00	$-	$-	$18,123.00	$2,219.04	$321.39	$-	$779,696.94	$847,745.84	$6,367,741.44

Net Misc. Cash Outflows	$4,935.27	$-	$-	$-	$-	$-	$-	$-	$-	$(2,856.14)	$-	$2,079.13

Total Disbursements	$9,082,767.59	$-	$-	$-	$-	$2,860.53	$623.64	$22,227.69	$-	$361,571.13	$593,395.73	$10,063,446.31

Change in Cash	$(1,110,096.01)	$-	$-	$-	$-	$(2,860.53)	$(623.64)	$(2,227.69)	$-	$59,601.84	$107,460.02	$(948,746.01)

Ending Cash Balance	$4,714,524.96	$-	$175.00	$-	$-	$18,123.00	$2,219.04	$321.39	$-	$782,553.08	$847,745.84	$6,365,662.31

Intercompany Transfers - In	$4,018,359.36	$-	$-	$-	$-	$-	$-	$20,000.00	$-	$152,000.00	$299,000.00	$4,489,359.36
Intercompany Transfers - Out	$(4,038,359.36)	$-	$-	$-	$-	$-	$-	$-	$-	$(152,000.00)	$(299,000.00)	$(4,489,359.36)
Net Intercompany Transfers	$(20,000.00)	$-	$-	$-	$-	$-	$-	$20,000.00	$-	$-	$-	$-

Total Disbursements - net of Intercompany	$5,044,408.23	$-	$-	$-	$-	$2,860.53	$623.64	$22,227.69	$-	$209,571.13	$294,395.73	$5,574,086.95

MOR-7D

EXHIBIT 99.1

CASE NAME:	TXCO Resources Inc.
CASE NUMBER:	09-51807-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF

BANK NAME		SEE ATTACHED EXHIBITS: MOR 8D - August 2009
ACCOUNT NUMBER
ACCOUNT TYPE
BANK BALANCE
DEPOSITS IN TRANSIT
OUTSTANDING CHECKS
ADJUSTED BANK BALANCE
BEGINNING CASH - PER BOOKS
RECEIPTS*
TRANSFERS BETWEEN ACCOUNTS
(WITHDRAWAL) OR INDIVIDUAL	CONTRIBUTION BY DEBTOR MFR-2
CHECKS/OTHER DISBURSEMENTS*
ENDING CASH - PER BOOKS

MOR-8	*Numbers should balance (match) TOTAL RECEIPTS and
TOTAL DISBURSEMENTS lines on MOR-7

EXHIBIT 99.1

CASE NAME:	TXCO Resources, Inc.
CASE NUMBER:	09-51807-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF	August-09

BANK NAME	Frost Bank	Frost Bank	Frost Bank	Frost Bank	Guaranty	Guaranty	Guaranty	Guaranty	TOTAL
ACCOUNT TYPE	Operating Account	Revenue Account	Leasing Account	Drilling Account	Concentration	Controlled Disbursement	Revenue Clearing	Revenue Disbursement	August-09
BANK BALANCE	3,775,897	954,812	471,731	1,837,986	-	-	56,404	-	7,096,831
DEPOSITS IN TRANSIT	-	-	-	-	-	-	-	-	-
OUTSTANDING CHECKS	738,685	85,214	429,042	19,270	-	-	(0)	-	1,272,210
ADJUSTED BANK BALANCE	3,037,212	869,598	42,690	1,818,716	-	-	56,404	-	5,824,621
BEGINNING CASH - PER BOOKS	3,037,212	869,598	42,690	1,818,716	-	-	56,404	-	5,824,621
RECEIPTS*	751,328	3,159,883	-	-	-	-	43,101	-	3,954,312
TRANSFERS BETWEEN ACCOUNTS	1,216,328	(2,157,596)	168,346	852,353	-	-	(99,431)	-	(20,000)
CHECKS/OTHER DISBURSEMENTS*	2,588,007	891,441	107,315	1,457,571	-	-	75	-	5,044,408
ENDING CASH - PER BOOKS	2,416,861	980,445	103,720	1,213,499	-	-	0	-	4,714,525

MOR-8D							Revised:	9/30/2009

EXHIBIT 99.1

CASE NAME:	PPL OPERATING, INC.
CASE NUMBER:	09-51817-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF	August-09

BANK NAME	Frost Bank	Guaranty	TOTAL
ACCOUNT TYPE	Operating Acct	PPLOI Operating	August-09
BANK BALANCE	175	-	175
DEPOSITS IN TRANSIT	-	-	-
OUTSTANDING CHECKS	-	-	-
ADJUSTED BANK BALANCE	175	-	175
BEGINNING CASH - PER BOOKS	175	-	175
RECEIPTS*	-	-	-
TRANSFERS BETWEEN ACCOUNTS	-	-	-
CHECKS/OTHER DISBURSEMENTS*	-	-	-
ENDING CASH - PER BOOKS	175	-	175

MOR-8D	Revised:	9/30/2009

CASE NAME:	MAVERICK-DIMMIT PIPELINE, LTD.
CASE NUMBER:	09-51816-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF                 August-09

BANK NAME	Guaranty	TOTAL
ACCOUNT TYPE	MDPL Operating	August-09
BANK BALANCE	-	-
DEPOSITS IN TRANSIT	-	-
OUTSTANDING CHECKS	-	-
ADJUSTED BANK BALANCE	-	-
BEGINNING CASH - PER BOOKS	-	-
RECEIPTS*	-	-
TRANSFERS BETWEEN ACCOUNTS	-	-
CHECKS/OTHER DISBURSEMENTS*	-	-
ENDING CASH - PER BOOKS	-	-

MOR-8D	Revised: 9/30/2009

CASE NAME:	MAVERICK GAS MARKETING, LTD.
CASE NUMBER:	09-51815-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF                 August-09

BANK NAME	Guaranty	TOTAL
ACCOUNT TYPE	MGM Operating	August-09
BANK BALANCE	-	-
DEPOSITS IN TRANSIT	-	-
OUTSTANDING CHECKS	-	-
ADJUSTED BANK BALANCE	-	-
BEGINNING CASH - PER BOOKS	-	-
RECEIPTS*	-	-
TRANSFERS BETWEEN ACCOUNTS	-	-
CHECKS/OTHER DISBURSEMENTS*	-	-
ENDING CASH - PER BOOKS	-	-

MOR-8D	Revised: 9/30/2009

CASE NAME:	EAGLE PASS WELL SERVICE, LLC
CASE NUMBER:	09-51808-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF                 August-09

BANK NAME	Frost Bank	Guaranty	TOTAL
ACCOUNT TYPE	Operating Acct	EPWS Operating	August-09
BANK BALANCE	20,984	-	20,984
DEPOSITS IN TRANSIT	-	-	-
OUTSTANDING CHECKS	-	-	-
ADJUSTED BANK BALANCE	20,984	-	20,984
BEGINNING CASH - PER BOOKS	20,984	-	20,984
RECEIPTS*	-	-	-
TRANSFERS BETWEEN ACCOUNTS	-	-	-
CHECKS/OTHER DISBURSEMENTS*	2,861	-	2,861
ENDING CASH - PER BOOKS	18,123	-	18,123

MOR-8D	Revised:	9/30/2009

CASE NAME:	TXCO DRILLING CORP.
CASE NUMBER:	09-51809-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF                 August-09

BANK NAME	Frost Bank	Western National Bank	Guaranty	TOTAL
ACCOUNT TYPE	Operating Acct	TXCO Drilling	TXCO Drilling Operating	August-09
BANK BALANCE	1,394	1,449	-	2,843
DEPOSITS IN TRANSIT	-	-	-	-
OUTSTANDING CHECKS	0	(0)	-	(0)
ADJUSTED BANK BALANCE	1,394	1,449	-	2,843
BEGINNING CASH - PER BOOKS	1,394	1,449	-	2,843
RECEIPTS*	-	-	-	-
TRANSFERS BETWEEN ACCOUNTS	-	-	-	-
CHECKS/OTHER DISBURSEMENTS*	596	27	-	624
ENDING CASH - PER BOOKS	797	1,422	-	2,219

MOR-8D		Revised:	9/30/2009

CASE NAME:	CHARRO ENERGY, INC.
CASE NUMBER:	09-51810-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF                 August-09

BANK NAME	Frost Bank	Guaranty	TOTAL
ACCOUNT TYPE	Operating Acct	Charro Energy	August-09
BANK BALANCE	2,549	-	2,549
DEPOSITS IN TRANSIT	-	-	-
OUTSTANDING CHECKS	0	-	0
ADJUSTED BANK BALANCE	2,549	-	2,549
BEGINNING CASH - PER BOOKS	2,549	-	2,549
RECEIPTS*	-	-	-
TRANSFERS BETWEEN ACCOUNTS	20,000	-	20,000
CHECKS/OTHER DISBURSEMENTS*	22,228	-	22,228
ENDING CASH - PER BOOKS	321	-	321

MOR-8D	Revised:	9/30/2009

CASE NAME:	TEXAS TAR SANDS, INC.
CASE NUMBER:	09-51814-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF                 August-09

BANK NAME	Frost Bank	Guaranty	TOTAL
ACCOUNT TYPE	Operating Acct	Tar Sands Operating	August-09
BANK BALANCE	-	-	-
DEPOSITS IN TRANSIT	-	-	-
OUTSTANDING CHECKS	-	-	-
ADJUSTED BANK BALANCE	-	-	-
BEGINNING CASH - PER BOOKS	-	-	-
RECEIPTS*	-	-	-
TRANSFERS BETWEEN ACCOUNTS	-	-	-
CHECKS/OTHER DISBURSEMENTS*	-	-	-
ENDING CASH - PER BOOKS	-	-	-

MOR-8D	Revised:	9/30/2009

CASE NAME:	OUTPUT ACQUISITION CORP.
CASE NUMBER:	09-51811-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF                 August-09

BANK NAME	Frost Bank	Frost Bank	Amegy	Amegy	TOTAL
ACCOUNT TYPE	Operating Account	Revenue Account	Output Operating	Output Royalty	August-09
BANK BALANCE	724,531	19,823	5,319	-	749,672
DEPOSITS IN TRANSIT	-	-	-	-	-
OUTSTANDING CHECKS	21,323	670	4,729	-	26,721
ADJUSTED BANK BALANCE	703,208	19,153	591	-	722,951
BEGINNING CASH - PER BOOKS	703,208	19,153	591	-	722,951
RECEIPTS*	100,232	168,765	177	-	269,173
TRANSFERS BETWEEN ACCOUNTS	82,000	(82,000)	-	-	-
CHECKS/OTHER DISBURSEMENTS*	158,547	50,582	442	-	209,571
ENDING CASH - PER BOOKS	726,892	55,336	325	-	782,553

MOR-8D			Revised:	9/30/2009

CASE NAME:	OPEX ENERGY, LLC
CASE NUMBER:	09-51813-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF                 August-09

BANK NAME	Frost Bank	Frost Bank	Amegy	Amegy	TOTAL
ACCOUNT TYPE	Operating Account	Revenue Account	OPEX Operating	OPEX Royalty	August-09
BANK BALANCE	469,814	237,681	86,808	-	794,302
DEPOSITS IN TRANSIT	-	-	-	-	-
OUTSTANDING CHECKS	19,676	34,341	(0)	-	54,017
ADJUSTED BANK BALANCE	450,138	203,340	86,808	-	740,286
BEGINNING CASH - PER BOOKS	450,138	203,340	86,808	-	740,286
RECEIPTS*	14,733	292,071	95,052	-	401,856
TRANSFERS BETWEEN ACCOUNTS	181,000	(95,000)	(86,000)	-	-
CHECKS/OTHER DISBURSEMENTS*	198,333	96,063	-	-	294,396
ENDING CASH - PER BOOKS	447,537	304,349	95,860	-	847,746

MOR-8D			Revised:	9/30/2009

CASE NAME:	TXCO Resources Inc.
CASE NUMBER:	09-51807-RBK

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals.
Also, for insiders, identify the type of compensation paid (e.g., salary, commission, bonus, etc.)  (Attach additional pages as necessary).

	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH
INSIDERS: NAME / COMP TYPE	5/18/09 - 5/31/09	Jun-09	Jul-09	Aug-09	Sep-09	Oct-09

1. Frank Russell / 401k Match	135.00	-	-	-
2. Frank Russell / Insurance	272.20	602.73	602.73	602.73
3. Frank Russell / Salary	4,500.00	15,000.00	15,000.00	15,000.00
4. Frank Russell / Expense Reimbursement	1,009.59	-	730.69	581.27
5. Gary Grinsfelder / 401k Match	218.07	-	-	-
6. Gary Grinsfelder / Insurance	296.71	657.00	657.00	657.00
7. Gary Grinsfelder / Salary	7,269.23	24,230.78	24,230.78	24,230.78
8. Gary Grinsfelder / Expense Reimbursement	-	-	1,938.83	-
9. Jim Sigmon / 401k Match	242.31	-	-	-
10. Jim Sigmon / Insurance	296.71	657.00	657.00	657.00
11. Jim Sigmon / Salary	8,076.92	26,923.08	26,923.08	26,923.08
12. Jim Sigmon / Expense Reimbursement	-	1,017.12	1,599.09	1,161.83
13. Jim Sigmon / Royalty Payments	-	72,305.54	27,397.37	28,640.48
14. Richard A. Sartor / 401k Match	105.92	-	-	-
15. Richard A. Sartor / Insurance	290.48	657.00	657.00	657.00
16. Richard A. Sartor / Salary	3,530.77	11,769.24	25,061.54	11,830.77
17. Richard A. Sartor / Expense Reimbursement	292.49	275.96	1,034.98	-
18. Ronald Tabery / 401k Match	95.19	-	-	-
19. Ronald Tabery / Insurance	263.51	583.48	583.48	583.48
20. Ronald Tabery / Salary	3,173.08	10,576.92	10,576.92	10,576.92
21. Ronald Tabery / Expense Reimbursement	-	30.26	1,458.74	825.39
22. Alan L. Edgar / Director Compensation	-	1,000.00	10,500.00	1,000.00
23. Dennis B. Fitzpatrick / Director Compensation	-	1,000.00	13,000.00	1,000.00
24. Michael Pint / Director Compensation	-	1,000.00	10,500.00	1,000.00
25. Jake Roorda / Director Compensation	-	1,000.00	11,398.71	1,000.00
26. Anthony Tripodo / Director Compensation	-	-	10,532.34	1,000.00
27. Jon Michael Muckleroy / Director Compensation	-	1,000.00	13,000.00	1,000.00
TOTAL INSIDERS (MOR-1)	30,068.18	170,286.11	208,040.28	128,927.73	-	-

	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH
PROFESSIONALS	5/18/09 - 5/31/09	Jun-09	Jul-09	Aug-09	Sep-09	Oct-09

1. Cox & Smith	-	-	157,289.15	166,692.77
2. Fulbright & Jaworski	-	-	395,333.65	-
3. FTI Consulting Inc.	-	200,000.00	208,734.47	225,562.88
4. KPMG	-	-	-	-
5. Gardere Wynne Sewell LLP	-	-	-	269,168.61
TOTAL PROFESSIONALS (MOR-1)	-	200,000.00	761,357.27	661,424.26	-	-

MOR-9					Revised:	9/30/2009